UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

AUTOMATIC DATA PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 974-5000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2015, Automatic Data Processing, Inc. (the “Company”) entered into its previously announced underwriting agreement relating to an offering of $1,000,000,000 aggregate principal amount of its 2.250% senior notes due September 15, 2020 (the “2020 Notes”) and $1,000,000,000 aggregate principal amount of its 3.375% senior notes due September 15, 2025 (the “2025 Notes” and, together with the 2020 Notes, the “Notes”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in Schedule 1 thereto.

The sale of the Notes was registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (File No. 333-206631) (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated August 28, 2015 and a prospectus supplement dated September 8, 2015.

The Notes are expected to be issued on September 15, 2015, subject to certain customary conditions. The Notes will be issued pursuant to an Indenture (in substantially the form previously filed with the Registration Statement) by and among the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to be supplemented by a First Supplemental Indenture by and among the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 8.01 Other Events.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report:

4.1	Form of First Supplemental Indenture between Automatic Data Processing, Inc. and Wells Fargo Bank, National Association, as trustee

4.2	Form of 2.250% Senior Note due 2020 (included as an exhibit to Exhibit 4.1 above)

4.3	Form of 3.375% Senior Note due 2025 (included as an exhibit to Exhibit 4.1 above)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.

Date: September 15, 2015	By:	/s/ Michael A. Bonarti

Name: Michael A. Bonarti
Title: Vice President

Exhibit Index

Exhibit Number	Description

4.1	Form of First Supplemental Indenture between Automatic Data Processing, Inc. and Wells Fargo Bank, National Association, as trustee

4.2	Form of 2.250% Senior Note due 2020 (included as an exhibit to Exhibit 4.1 above)

4.3	Form of 3.375% Senior Note due 2025 (included as an exhibit to Exhibit 4.1 above)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above)